Income Taxes - Schedule of Components of Benefit for Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Current Federal, State and Local, Tax Expense (Benefit) [Abstract]
Federal	$ 0	$ 0
State	(1)	13
Total current	(1)	13
Deferred income tax benefit:
Federal	(16,279)	(16,514)
State	(2,803)	(11,247)
Total deferred	(19,082)	(27,761)
Changes in tax rate	2,155	(1,471)
Changes in valuation allowance	16,927	29,232
Total	$ (1)	$ 13